Schedule of Investments (unaudited) January 31, 2020	BlackRock LifePath® Smart Beta 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 111.5%

Equity Funds — 100.6%
iShares Core MSCI Emerging Markets ETF	3,054	$154,502
iShares Edge MSCI International Momentum Factor ETF	1,002	31,553
iShares Edge MSCI International Quality Factor ETF	6,478	205,417
iShares Edge MSCI International Value Factor ETF	4,822	112,160
iShares Edge MSCI Min Vol EAFE ETF(a)	2,160	160,488
iShares Edge MSCI Min Vol Emerging Markets ETF	1,024	56,781
iShares Edge MSCI Min Vol USA ETF	4,018	269,768
iShares Edge MSCI USA Momentum Factor ETF	638	83,106
iShares Edge MSCI USA Quality Factor ETF	3,645	365,630
iShares Edge MSCI USA Size Factor ETF	1,023	98,382
iShares Edge MSCI USA Value Factor ETF	2,744	236,917
iShares Global REIT ETF	3,501	97,468
iShares MSCI EAFE Small-Cap ETF	1,355	81,178
Master Small Cap Index Series	$38,259	38,259

		1,991,609

Fixed-Income Funds — 1.2%
iShares Edge High Yield Defensive Bond ETF(a)	373	18,848
iShares TIPS Bond ETF(a)	31	3,691

		22,539

Short-Term Securities — 9.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(b)	11,262	11,262
SL Liquidity Series, LLC, Money Market Series, 1.71%(b)(c)	180,847	180,901

		192,163

Total Affiliated Investment Companies — 111.5% (Cost: $2,137,071)		2,206,311

Liabilities in Excess of Other Assets — (11.5)%		(227,230)

Net Assets — 100.0%		$1,979,081

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)

During the period ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	10,992	270	—	11,262	$11,262	$49	$—	$—
iShares Core MSCI Emerging Markets ETF	2,956	441	(343)	3,054	154,502	3,706	(1,611)	124
iShares Edge High Yield Defensive Bond ETF	333	40	—	373	18,848	251	—	(18)
iShares Edge MSCI International Momentum Factor ETF	3,500	224	(2,722)	1,002	31,553	763	4,735	(354)
iShares Edge MSCI International Quality Factor ETF	3,400	3,100	(22)	6,478	205,417	960	12	1,283
iShares Edge MSCI International Value Factor ETF	4,400	450	(28)	4,822	112,160	1,704	3	(2,133)
iShares Edge MSCI Min Vol EAFE ETF	1,505	794	(139)	2,160	160,488	2,716	(47)	(1,291)
iShares Edge MSCI Min Vol Emerging Markets ETF	632	396	(4)	1,024	56,781	654	(6)	(2,963)
iShares Edge MSCI Min Vol USA ETF	4,651	521	(1,154)	4,018	269,768	1,892	1,433	12,644
iShares Edge MSCI USA Momentum Factor ETF	917	97	(376)	638	83,106	491	2,119	6,079
iShares Edge MSCI USA Quality Factor ETF	2,851	1,041	(247)	3,645	365,630	1,267	147	16,077
iShares Edge MSCI USA Size Factor ETF	820	208	(5)	1,023	98,382	276	3	3,253
iShares Edge MSCI USA Value Factor ETF	2,187	725	(168)	2,744	236,917	1,334	40	2,536

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Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock LifePath® Smart Beta 2060 Fund

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 10/31/19	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
iShares Global REIT ETF	3,081	541		(121)	3,501	$97,468	$2,181		$(177)	$(2,441)
iShares MSCI EAFE Small-Cap ETF	1,885	411		(941)	1,355	81,178	2,358		3,497	(1,342)
iShares TIPS Bond ETF	18	23		(10)	31	3,691	5		10	52
Master Small Cap Index Series(b)	$33,860	$4,399	(c)	$—	$38,259	38,259	154		47	1,262
SL Liquidity Series, LLC, Money Market Series(b)	109,725	71,122		—	180,847	180,901	211	(d)	8	—

						$2,206,311	$20,972		$10,213	$32,768

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies(a)	$1,987,151	$—	$—	$1,987,151

Investments Valued at Net Asset Value (“NAV”)(b)				219,160

Total Investments				$2,206,311

(a)	See above Schedule of Investments for values in each security type.

(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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